EXHIBIT 10.6

PHILLIPS-VAN HEUSEN CORPORATION

SCHEDULE OF NON-MANAGEMENT DIRECTORS’ FEES

EFFECTIVE JUNE 19, 2008

BOARD

Annual retainer	$40,000
Meeting fee	$2,000	If attended in person Plus expenses
	$1,000	If telephonic or director participates by phone
Equity Award – Restricted Stock Units	$120,000

This award is targeted to equal the number of restricted stock units with a value of $120,000, rounded up to a number of restricted stock units that is divisible by four (to reflect the four vesting dates of the award).

Presiding director fee	$15,000

AUDIT COMMITTEE

Fee to chair	$10,000
Meeting fee	$2,500	If attended in person Plus expenses
	$1,250	If telephonic or director participates by phone

COMPENSATION COMMITTEE

Fee to chair	$5,000
Meeting fee	$1,500	If attended in person Plus expenses
	$750	If telephonic or director participates by phone

NOMINATING & GOVERNANCE COMMITTEE

Fee to chair	$5,000
Meeting fee	$1,500	If attended in person Plus expenses
	$750	If telephonic or director participates by phone